UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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DEHAIER MEDICAL SYSTEMS LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEHAIER MEDICAL SYSTEMS LIMITED
ROOM 908, EAST PLAZA
NO. 15 WEST 4TH RING NORTH ROAD
HAIDIAN DISTRICT, BEIJING, 100195
PEOPLE’S REPUBLIC OF CHINA

PROXY STATEMENT AND NOTICE OF
2011 ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Dehaier Medical Systems Limited	July 12, 2011 Beijing, China

To our shareholders:

It is my pleasure to invite you to our 2011 Annual Meeting of Shareholders on August 25, 2011, at 9:00 A.M., Beijing Time. The meeting will be held at our executive offices at Room 908, East Plaza, No. 15 West 4th Ring North Road, Haidian District, Beijing, 100195, PRC.

The matters to be acted upon at the meeting are described in the Notice of 2011 Annual Meeting of Shareholders and Proxy Statement. At the meeting, we will also report on the Company’s performance and operations during the fiscal year ended December 31, 2010 and respond to shareholder questions.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR BY MAIL. IF YOU ARE A REGISTERED SHAREHOLDER AND ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY. THANK YOU FOR YOUR SUPPORT.

By order of the Board of Directors,

/s/ Ping Chen
Ping Chen
Chairman and Chief Executive Officer

NOTICE OF 2011 ANNUAL MEETING
OF SHAREHOLDERS
DEHAIER MEDICAL SYSTEMS LIMITED

TIME:	9:00 A.M., Beijing Time, on August 25, 2011
PLACE:	Room 908, East Plaza, No. 15 West 4th Ring North Road, Haidian District, Beijing, 100195, PRC

ITEMS OF BUSINESS:

(1)	To elect two Class I members of the Board of Directors, to serve terms expiring at the Annual Meeting of Shareholders in 2014 or until his successor is duly elected and qualified;
(2)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and
(3)	To transact any other business properly coming before the meeting.
WHO MAY VOTE:	You may vote if you were a shareholder of record on July 1, 2011.
ANNUAL REPORT:	A copy of our 2011 Annual Report on Form 10-K is enclosed.
DATE OF MAILING:	This notice and the proxy statement are first being mailed to shareholders on or about July 12, 2011.

By order of the Board of Directors,

/s/ Ping Chen

Ping Chen,
Chairman and Chief Executive Officer

ABOUT THE 2011 ANNUAL MEETING OF SHAREHOLDERS

What am I voting on?

You will be voting on the following:

(1)	The election of two Class I members of the Board of Directors, to serve terms expiring at the Annual Meeting of Shareholders in 2014 or until his successor is duly elected and qualified;
(2)	The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and
(3)	The transaction of any other business properly coming before the meeting.

Who is entitled to vote?

You may vote if you owned common shares of the Company as of the close of business on July 1, 2011. Each common share is entitled to one vote. As of July 1, 2011, we had 4,510,000 common shares outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

(1)	By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;
(2)	By phone, at 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions; or
(3)	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?

If you are a shareholder of record, you may vote in person at the meeting. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 11:59 p.m., Eastern Time, on August 23, 2011, (3) voting again via the telephone prior to 11:59 p.m., Eastern Time, on August 23, 2011, or (4) voting at the meeting if you are a registered shareholder or have followed the necessary procedures required by your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the Class I director nominees; (2) FOR the ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and (3) in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your common shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact their bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 is considered a routine matter for which brokerage firms may vote without specific instructions. However, election of directors is no longer considered a routine matter for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of the Company’s common shares as of July 1, 2011.

May shareholders ask questions at the meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting. You may also submit questions in advance via email to zhouyj@dehaier.com.cn. Such questions will also be addressed at the end of the meeting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our meeting, one-half (1/2) of our outstanding common shares as of July 1, 2011 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

How many votes are needed to approve the Company’s proposals?

Proposal 1. The nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted “For” each of the nominees for director unless a properly executed proxy card is marked “Withhold” as to a particular nominee or nominees for director.

Proposal 2. The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 requires that a majority of the votes cast at the meeting be voted “For” the proposal. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted.

PROPOSAL ONE
ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
(ITEM 1 ON THE PROXY CARD)

A brief biography of each Director in each Class follows. You are asked to vote for nominees to serve as Class I members of the Board of Directors. All candidates for the Board have consented to serve if elected. The terms of the Class II members of the Board of Directors continue until 2012 and the terms of the Class III members of the Board of Directors continue until 2013.

Nominees for election as Class I members of the Board of Directors to serve three year terms expiring in 2014:

Ji Min (Peter) Zhuo
Independent Director Nominee
Age – 38

Mr. Zhuo has over 15 years of financial and accounting work experience and has served on the Company’s board of directors since 2009. From June 2007 through present, Mr. Zhuo has served as vice president and chief accounting officer of Vanceinfo Technology Limited, a China-based IT outsourcing company listed on the New York Stock Exchange (NYSE Arca: VIT). From 2005 to 2006, he was chief financial officer of Ebis Company Limited, a China based IT service company. From 2004 to 2005, Mr. Zhuo worked as a controller at Morgan Stanley Properties (China) Co. Ltd. From 1994 to 2004, Mr. Zhuo was an auditor with Arthur Andersen’s Beijing and Sydney offices, and PriceWaterhouseCoopers Beijing office. He is a China Certified Public Accountant and also passed the China Bar examination and U.S CPA examination. He obtained his bachelor’s degree with a major in international accounting from the Central University of Finance & Economics in China, and a Master of Law degree (L.L.M.) from the University of Southern California, Gould School of Law. Mr. Zhuo was chosen as a director nominee because of his accounting background and financial experience.

Bin Qiu
Independent Director Nominee
Age – 42

Mr. Qiu has more than 17 years of experience in medicine and homecare medical devices and has served on the Company’s board of directors since 2009. From May 2002 through the present, he has served as a director and CEO of Beijing Dawn Aerospace Bio-Tech Co., Ltd., a Bio-Pharmacy and healthcare food R&D, manufacturing and distribution company. Before this, he was CEO of Shandong Fushan Dongsheng Industry Co., Ltd from May 2001 to April 2002. From 1998 to 2001, he was VP of Shanxi Fushan Medicine Co., Ltd. From 1995 to 1998, he was a department manager of Shandong SanZhu Industry Co., Ltd, a healthcare medicine and food company in China. Mr. Qiu earned his bachelor’s degree from Shandong Chinese Medicine University. Mr. Qiu was chosen as a director nominee because of his experience in the medical device industry.

Class II members of the Board of Directors whose terms continue to 2012:

Zheng (Rita) Liu
Director
Age – 39
Director since 2003

Ms. Liu is the Company’s Chief Financial Officer. She has served in this role since 2003. She is a Professional National Accountant of the National Institute of Accountants, Member of the Chartered Institute of Management Accountants and the Institute of Financial Accountants. In the past, Ms. Liu served as the Finance Manager for Lehman Brown Investment Consulting (China) Co. and Bro-rad Laboratory Instruments (China) Co., Ltd. Ms Liu received her bachelor’s degree from the Renmin University of China in 1992 and her Master’s degree in Business Administration from Peking University in 2001. Ms. Liu was chosen as a director because of her financial expertise and awareness of the Company’s financial capabilities.

Yunxiang Fan
Independent Director
Age – 44
Director since 2009

Mr. Fan has served as a director since 2009. In 2003, Mr. Fan co-founded Tri-Tech Holding Inc., a company operating in the water pollution remediation, software and engineering industry in China (“Tri-Tech”). He currently serves as the Co-President and a director of Tri-Tech. Prior to founding Tri-Tech, Mr. Fan provided technical, engineering and management services in several U.S. engineering firms, including Black and Veatch, Parsons Brinckerhoff, Inc., and Chastain-Skillman, Inc. From 2003 through 2005, Mr. Fan was the Asia Regional Sales Manager for Met-Pro Corporation. Mr. Fan earned his bachelor’s and master’s degrees in environmental engineering from Hunan University and a master’s degree in civil engineering from Louisiana State University. Mr. Fan has been a registered professional engineer in the United States since 2001. Mr. Fan was chosen as a director because we believe we can benefit from the guidance of the president of a Chinese company publicly traded in the U.S.

Class III member of the Board of Directors whose term continues to 2013:

Ping Chen
Chief Executive Officer and Director
Age – 48
Director since 2003

Mr. Chen is the Company’s Chief Executive Officer and Chairman of the Board. Prior to his service as Chief Executive Officer, from 1993-2000, Mr. Chen served as the CEO of Beijing Chengcheng Medical Electronic Equipment Co. Prior to 1993, Mr. Chen served as an engineer at the No. 2 Academy, Ministry of Aeronautics and Astronautics from 1987 to 1991 and moved up to the Head of the Civilian Products Division there from 1991-1993. Mr. Chen founded Beijing Dehaier Technology Company Limited (“BTL”) in 2001 and has served as CEO since that time. Mr. Chen received his bachelor’s degree in 1984 from the National University of Defense Technology and his master’s degree in 1987 from the Ministry of Aeronautics and Astronautics. Mr. Chen has been chosen as a director because he is the Company’s CEO, the leader of the Company and a key experienced member of management.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Leadership Structure

Mr. Ping Chen currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Chen simply holds both positions at this time. The Board of Directors believes that Mr. Chen’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Chen possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company that recently became listed on a public exchange; as such we deem it appropriate to be able to benefit from the guidance of Mr. Chen as both our Chief Executive Officer and Chairman of the Board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH OF THE
CLASS I NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP
(ITEM 2 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The Audit Committee of the Board of Directors has appointed Friedman LLP to serve as the Company’s fiscal 2011 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of Friedman LLP be ratified by shareholders.

Has the Company changed its independent registered public accounting firm during its two most recent fiscal years?

No. Friedman LLP served as the Company’s independent registered public accountant for the years ended December 31, 2010 and 2009.

What services does Friedman LLP provide?

Audit services provided by Friedman LLP for fiscal 2011 will include the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC.

Will a representative of Friedman LLP be present at the meeting?

One or more representatives of Friedman LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?

If the appointment of Friedman LLP is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF
FRIEDMAN LLP AS THE COMPANY’S FISCAL 2011 INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

What if a nominee is unwilling or unable to serve?

Each of the nominees listed in the Proxy Statement has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

All directors hold office until the expiration of their respective terms and until their successors have been duly elected and qualified. There are no family relationships among our directors or executive officers. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services. Non-employee directors are entitled to receive $2,000 per meeting for serving as directors and may receive option grants from the Company. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended, up to a maximum of $6,000 per meeting or $12,000 per year.

Summary Director Compensation Table FY 2010

Name	Director fees earned or paid in cash	Total(1)
Ping Chen(2)	$0	$0
Zheng (Rita) Liu(2)	$0	$0
Yunxiang (Phil) Fan	$12,000	$12,000
Jimin (Peter) Zhuo	$12,000	$12,000
Bin Qiu	$12,000	$12,000

(1)	None of the directors received any common share awards, option awards, nonqualified deferred compensation earnings or non-equity incentive plan compensation in fiscal year 2010.
(2)	Mr. Chen and Ms. Liu received payment in their capacity as officers of our company and/or subsidiaries/affiliates but did not receive any compensation for serving as directors of our company.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Nominating Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Nominating Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Nominating Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Nominating Committee’s charter is available on the Company’s website at www.dehaier.com.cn under Investor Relations and in print upon request. The Nominating Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Nominating Committee independent?

Yes. All members of the Nominating Committee have been determined to be independent by the Board of Directors.

How does the Nominating Committee identify and evaluate nominees for director?

The Nominating Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Nominating Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting. The Nominating Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The nominating committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the nominating committee does consider diversity of opinion and experience when nominating directors.

What are the Nominating Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Nominating Committee will consider all candidates recommended by shareholders. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Dehaier Medical Systems Limited, Room 908, East Plaza, No. 15 West 4th Ring North Road, Haidian District, Beijing, 100195, People’s Republic of China:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;
•	the written consent of the candidate to serve as a director of the Company, if elected;
•	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and
•	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

If the candidate is to be evaluated by the Nominating Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Nominating Committee:

•	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;
•	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;
•	A director must have a record of professional accomplishment in his or her chosen field; and
•	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Nominating Committee consider?

The Nominating Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Secretary
Dehaier Medical Systems Limited
Room 908, East Plaza
No. 15 West 4th Ring North Road
Haidian District, Beijing, 100195
People’s Republic of China

Does the Company have a Code of Business Ethics and Conduct?

The Company has adopted a Code of Business Ethics and Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Business Ethics and Conduct is available on the Company’s web site at www.dehaier.com.cn and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Business Ethics and Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

How often did the Board meet in 2010?

The Board of Directors met a total of 7 times, including 7 regularly scheduled meetings and 0 special meetings, during 2010. The Compensation Committee, the Audit Committee and the Nominating Committee each met 1 time during 2010. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he or she was a member during 2010. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

What are the committees of the Board?

During fiscal 2010, the Board of Directors had standing Audit, Nominating, and Compensation Committees. The members of each of the Committees as of July 1, 2011, their principal functions and the number of meetings held during the year ended December 31, 2010 are shown below.

Compensation Committee

The members of the Compensation Committee are:

Yunxiang (Phil) Fan, Chairman
Ji Min (Peter) Zhuo
Bin Qiu

The Compensation Committee held 1 meeting during the year ended December 31, 2010. The Compensation Committee’s charter is available on the Company’s website at www.dehaier.com.cn under Investor Relations and in print upon request. The Compensation Committee’s principal responsibilities include:

•	Making recommendations to the Board of Directors concerning executive management organization matters generally;
•	In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers;
•	Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

•	Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and
•	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee are:

Ji Min (Peter) Zhuo, Chairman
Yunxiang (Phil) Fan
Bin Qiu

The Audit Committee held 1 meeting during the year ended December 31, 2010. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Mr. Zhuo qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;
•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;
•	Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;
•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;
•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;
•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;
•	Review accounting and financial human resources and succession planning within the Company;
•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and
•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Nominating Committee

The members of the Nominating Committee are:

Bin Qiu, Chairman
Ji Min (Peter) Zhuo
Yunxiang (Phil) Fan

The Nominating Committee had 1 meeting during the fiscal year ended December 31, 2010. All members of the Nominating Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Nominating Committee undertakes to:

•	Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;
•	Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;
•	Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;
•	Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;
•	Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and
•	Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Secretary, Dehaier Medical Systems Limited, Room 908, East Plaza, No. 15 West 4th Ring North Road, Haidian District, Beijing, 100195, People’s Republic of China. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

MANAGEMENT — BUSINESS HISTORY OF EXECUTIVE OFFICERS

For information as to the business history of our Chief Executive Officer Mr. Chen and Chief Financial Officer Ms. Liu, see the section “Proposal One: Election of Directors” elsewhere in this Proxy Statement.

EMPLOYMENT AGREEMENTS WITH THE COMPANY’S
NAMED EXECUTIVE OFFICERS

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

Our employment agreements with our executive officers generally provide for a term of three (3) years and a salary to be paid monthly. The agreements also provide that executive officers are to work an average of forty hours per week and are entitled to all legal holidays as well as other paid leave in accordance with PRC laws and regulations and our internal work policies. Under such agreements, our executive officers can be terminated for cause without further compensation. The employment agreements also provide that we will pay for all mandatory social security programs for our executive officers in accordance with PRC regulations. During the agreement and for one (1) year afterward, our executive officers are subject to keep trade secrets confidential.

SUMMARY COMPENSATION TABLE

The following table shows the annual compensation paid by us for the years ended December 31, 2009 and 2010 to Ping Chen, our principal executive officer. No other officer had a salary during either of the previous two years of more than $100,000.

Name and principal position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Ping Chen,	2010	$33,200	$—	$—	$—	$33,200
Principal Executive Officer	2009	$28,400	$—	$—	$—	$28,400

We did not grant any equity awards in 2010 or 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	0	$	N/A	450,000

AUDIT COMMITTEE REPORT AND FEES PAID TO
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who served on the Audit Committee of the Board of Directors during fiscal year 2010?

The members of the Audit Committee as of December 31, 2010 were Ji Min (Peter) Zhuo, Chairman, Yunxiang (Phil) Fan, and Bin Qiu. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Zhuo, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.dehaier.com.cn under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal 2010, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of the Company’s independent registered public accounting firm, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Audit Committee under its charter. The Audit Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2010?

The Audit Committee has:

•	reviewed and discussed the audited financial statements with the Company’s management; and
•	discussed with Friedman LLP, the Company’s independent registered public accounting firm for the 2010 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Friedman LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Friedman LLP their independence. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2010?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2010.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2010?

The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during 2010 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Who prepared this report?

This report has been furnished by the members of the Audit Committee as of December 31, 2010:

Ji Min (Peter) Zhuo, Chairman
Yunxiang (Phil) Fan
Bin Qiu

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

During fiscal 2010 and 2009, Friedman LLP’s fees for the annual audit of our financial statements and the quarterly reviews of the financial statements were $190,000 and $120,000, respectively.

Audit Related Fees

During fiscal 2010 and 2009, the Company paid Friedman LLP $4,319 and $15,000, respectively, for audit-related services. These services consisted of assurance and related services that were reasonably related to the performance of the audit and reviews of our financial statements and are not included in “Audit Fees” above. The services provided by our accountants within this category consisted of advice relating to SEC matters and the filing of our registration statement and amendments thereto.

Tax Fees

The Company has not paid Friedman LLP for tax services in fiscal 2010 and 2009.

All Other Fees

The Company has not paid Friedman LLP for any other services in fiscal 2010 and 2009.

Audit Committee Pre-Approval Policies

Before Friedman LLP was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s Audit Committee. All services rendered by Friedman LLP have been so approved.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information with respect to beneficial ownership of our common shares as of July 1, 2011 by:

•	Each person who is known by us to beneficially own more than 5% of our outstanding common shares;
•	Each of our directors and named executive officers; and
•	All directors and named executive officers as a group.

The number and percentage of common shares beneficially owned are based on 4,510,000 common shares outstanding as of July 1, 2011. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common shares. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of common shares beneficially owned by a person listed below and the percentage ownership of such person, common shares underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of July 1, 2011 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all common shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in the care of BDL, Room 908, East Plaza, 15 West 4th Ring North Road, Haidian District, Beijing 100195, People’s Republic of China. As of the date of this filing, we had nine (9) shareholders of record.

Named Executive Officers and Directors	Amount of Beneficial Ownership(1)		Percentage Ownership
Ping Chen, Chief Executive Officer, Director	1,104,742	(2)	24.50%
Zheng (Rita) Liu, Chief Financial Officer, Director	96,452		2.14%
Yunxiang (Phil) Fan, Director	0		*
Jimin (Peter) Zhuo, Director	0		*
Bin Qiu, Director	0		*
Weibing Yang, Vice President of Sales and Marketing	263,471		5.84%
Yong Wang, Vice President of Research and Development	40,455		*
All officers and directors as a group (7 persons)	1,505,120		33.37%
Jian Sun	253,076		5.61%
Chen Ping Ltd.	1,104,742	(2)	24.50%
De-haier Investment Holdings Ltd.	527,693	(3)	11.70%
Yijen Chen	581,113		12.88%

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the common shares.
(2)	Ping Chen has the sole power to direct the voting and disposition of the 1,104,742 shares held by Chen Ping Ltd.
(3)	Milestone Capital Management Limited, the sole shareholder of De-haier Investment Holdings Ltd., has discretionary authority to vote and dispose of the 527,693 shares held by De-haier Investment Holdings Ltd. Ms. Yunli Lou and Mr. Liping Qiu in their capacities as managers of Milestone Capital Management Limited, may also be deemed to have investment discretion and voting power over the shares held by De-haier Investment Holdings Ltd. Ms. Lou and Mr. Qiu disclaim any such beneficial ownership of the shares.

GENERAL

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended December 31, 2010 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s common shares. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, we believe that all reports were timely made.

Availability of Form 10-K to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Dehaier Medical Systems Limited, Room 908, East Plaza, No. 15 West 4th Ring North Road, Haidian District, Beijing, 100195, People’s Republic of China, by calling +86 (10) 5166-0080 or via the Internet at www.dehaier.com.cn.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing no later than June 26, 2012 but no earlier than May 27, 2012. All written proposals should be submitted to: Secretary, Dehaier Medical Systems Limited, Room 908, East Plaza, No. 15 West 4th Ring North Road, Haidian District, Beijing, 100195, People’s Republic of China.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

DEHAIER MEDICAL SYSTEMS LTD.
ROOM 908, EAST PLAZA
NO.15 WEST 4TH RING N. ROAD
HAIDIAN DISTRICT, BEIJING 100195 CHINA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Ji Min (Peter) Zhuo 02 Bin Qiu

02 0000000000

The Board of Directors recommends you vote FOR proposals 2. and 3.

	For	Against	Abstain
2. Proposal to ratify the appointment of Freidman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐
3. Such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000111240_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

DEHAIER MEDICAL SYSTEMS LIMITED
Annual Meeting of Shareholders
August 25, 2011 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Ping Chen and Zheng Liu, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of Dehaier Medical Systems Limited that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 9:00 AM, Beijing Time on August 25, 2011 at Room 908, East Plaza, No. 15 West 4th Ring North Road, Haidian District, Beijing, 100195, PRC and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side

0000111240_2 R1.0.0.11699